UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2022 (November 17, 2022)

MOBILE INFRASTRUCTURE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-55760 (Commission File Number)	47-3945882 (I.R.S. Employer Identification No.)

30 W 4th Street, Cincinnati, Ohio (Address of Principal Executive Offices)	45202 (Zip Code)

(513) 834-5110 (Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On November 17, 2022, Mobile Infrastructure Corporation (the “Corporation”), a Maryland corporation, entered into that certain First Amendment to Credit Agreement (the “First Amendment”) by and among Mobile Infra Operating Partnership, L.P., a Maryland limited partnership and each Subsidiary Borrower (collectively, the “Borrower”) and KeyBank National Association, as administrative agent (the “Administrative Agent”) and the other financial institutions party thereto as lenders, to amend that certain Credit Agreement dated March 29, 2022 by and among the Borrower, Administrative Agent and other lenders party thereto (the “Credit Agreement”). The First Amendment, among other things:

i.	Extends the maturity date of the Credit Agreement to April 1, 2024;

ii.	Modifies the Fixed Charge Coverage Ratio thresholds by lowering it to 1.00 to 1.00 through December 31, 2022, then 1.25 to 1.00 until March 31, 2023 and then 1.40 to 1.00 thereafter; and

iii.	Adds a requirement for the Corporation to use diligent efforts to pursue a capital raise by March 31, 2023.

All capitalized terms in this Item 1.01, unless defined herein, have the meanings assigned to them in the First Amendment. The foregoing description of the First Amendment does not purport to be complete and is subject to and qualified in its entirety by the full text of the First Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

10.1	First Amendment to Credit Agreement, dated November 17, 2022, by and between Mobile Infra Operating Partnership, L.P. and KeyBank National Association.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE INFRASTRUCTURE CORPORATION

/s/ Stephanie L. Hogue By: Stephanie L. Hogue
Title: President and Chief Financial Officer

Dated: November 22, 2022